Exhibit 99.1

PRESS RELEASE

May 10, 2011

FUTUREFUEL ANNOUNCES AT-THE-MARKET OFFERING

Clayton, Missouri – FutureFuel Corp. (NYSE: FF) (“FutureFuel”), a manufacturer of custom and performance chemicals and biofuels, today announced that it has filed a prospectus supplement under which it may from time to time over the next three years sell up to 3,000,000 shares of its common stock, par value $0.0001 per share, through an “At-the-Market” Offering (the “Offering”).  The shares will be offered through Stifel Nicolaus Weisel, as sales agent.

Sales of the shares, if any, will be made: (i) by means of ordinary brokers’ transactions on the New York Stock Exchange or to or through a market maker or any other trading market for the shares, at prices related to prevailing market prices; or (ii) with FutureFuel’s prior consent, in privately negotiated transactions at negotiated prices.  FutureFuel intends to use the proceeds from the Offering for general corporate purposes, which may include working capital, capital expenditures, research and development expenditures, acquisitions of new businesses, and investments.

Sales in the Offering, if any, would be made pursuant to a prospectus supplement, dated May 10, 2011, of FutureFuel’s prospectus dated March 10, 2011 and filed as part of its effective shelf registration statement, and may be made until FutureFuel’s agreement with Stifel Nicolaus Weisel is terminated.  Before you invest, you should read the prospectus in FutureFuel’s shelf registration, the prospectus supplement, and other documents FutureFuel has filed with the Securities and Exchange Commission (the “SEC”) for more complete information about FutureFuel and the Offering.  You may obtain these documents on the SEC’s website at www.sec.gov.  Alternatively, the sales agent will arrange to send you the prospectus and the related prospectus supplement by contacting Stifel Nicolaus Weisel, attention: Syndication Department, One South Street, Baltimore, Maryland 21202, telephone: (443) 224-1988.

This news release does not constitute an offer to sell or a solicitation of an offer to buy, nor may there be any sale of, FutureFuel’s common stock in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities law of any state or jurisdiction.

About FutureFuel

FutureFuel is a leading manufacturer of diversified chemical products and biobased products comprised of biofuels and biobased specialty chemical products.  In its chemicals business, it manufactures specialty chemicals for specific customers (“custom manufacturing”) as well as multi-customer specialty chemicals (“performance chemicals”).  Its custom manufacturing product portfolio includes a bleach activator for a major detergent manufacturer, a proprietary herbicide and intermediates for a major life sciences company, and chlorinated polyolefin adhesion promoters and antioxidant precursors for a major chemical company.  The performance chemicals product portfolio includes polymer (nylon) modifiers and several small-volume specialty chemicals for diverse applications.  In its biofuels segment, the company predominantly produces biodiesel.  Visit www.futurefuelcorporation.com for more information on FutureFuel.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements deal with FutureFuel’s current plans, intentions, beliefs, and expectations, and statements of future economic performance.  Statements containing such terms as “believe,” “do not believe,” “plan,” “expect,” “intend,” “estimate,” “anticipate,” and other phrases of similar meaning are considered to contain uncertainty and are forward-looking statements.  In addition, from time to time FutureFuel or its representatives have made or will make forward-looking statements orally or in writing.  Furthermore, such forward-looking statements may be included in various filings that the company makes with United States Securities and Exchange Commission (the “SEC”), or in press releases, or in oral statements made by or with the approval of one of FutureFuel’s authorized executive officers.

These forward-looking statements are subject to certain known and unknown risks and uncertainties, as well as assumptions that could cause actual results to differ materially from those reflected in these forward-looking statements.  Factors that might cause actual results to differ include, but are not limited to, those set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in FutureFuel’s Form 10-K Annual Report for the year ended December 31, 2010 and in its future filings made with the SEC.  An investor should not place undue reliance on any forward-looking statements contained in this document which reflect FutureFuel’s management’s opinions only as of their respective dates.  Except as required by law, the company undertakes no obligation to revise or publicly release the results of any revisions to forward-looking statements.  The risks and uncertainties described in this document and in current and future filings with the SEC are not the only ones FutureFuel faces.  New factors emerge from time to time, and it is not possible for the company to predict which will arise.  There may be additional risks not presently known to the company or that the company currently believes are immaterial to its business.  In addition, FutureFuel cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.  If any such risks occur, FutureFuel’s business, operating results, liquidity, and financial condition could be materially affected in an adverse manner.  An investor should consult any additional disclosures FutureFuel has made or will make in its reports to the SEC on Forms 10-K, 10-Q, and 8-K, and any amendments thereto.  All subsequent written and oral forward-looking statements attributable to FutureFuel or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained in this document.

Contact:

FutureFuel Corp.
Lee E. Mikles
(805) 565-9800

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